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                                                                      EXHIBIT 10




                                        July 13, 1995




Mr. Nyberg


Lars:

         This will confirm our understanding that a special Hiring Bonus will be payable to you in addition to the payments due to you under my April 18, 1995 offer of employment.

         A special Hiring Bonus of $118,000 will be payable to you in three $39,333 installments on June 1, 1996, June 1, 1997 and June 1, 1998. These payments are conditioned only upon your continued employment with AT&TGIS or AT&T.

                                        Sincerely,


                                        /s/ Hal Burlingame
                                        -------------------------
                                            Harold W. Burlingame
                                            Senior Vice President
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
                  July 5, 1995 AT&T Share Price               $ 54.000
                  June 1, 1995 AT&T Share Price               $50.9375
                  Difference                                  $  3.062

                  $3.062 X 38,484 options = $117,838 = $118,000